Fees Summary	Mar. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 35,135,094.12
Previously Paid Amount	0
Total Fee Amount	5,379.18
Total Offset Amount	1,777.65
Net Fee	$ 3,601.53